Quarterly Holdings Report
for
Fidelity® Sustainable Target Date Income Fund
June 30, 2025
FSTIN-NPRT1-0825
1.9909154.102
Bond Funds - 71.6%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (a)	26,743	267,702
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a)	761	5,865
Fidelity Series International Developed Markets Bond Index Fund (a)	7,790	67,932
Fidelity Series Long-Term Treasury Bond Index Fund (a)	8,880	47,772
Fidelity Series Sustainable Investment Grade Bond Fund (a)	58,058	565,487
TOTAL BOND FUNDS (Cost $950,491)		954,758

Domestic Equity Funds - 8.4%
	Shares	Value ($)
Fidelity Series Sustainable U.S. Market Fund (a) (Cost $82,565)	7,615	112,097

International Equity Funds - 13.5%
	Shares	Value ($)
Fidelity Series Sustainable Emerging Markets Fund (a)	4,793	61,594
Fidelity Series Sustainable Non-U.S. Developed Markets Fund (a)	8,858	118,432
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $139,536)		180,026

Short-Term Funds - 6.5%
	Shares	Value ($)
Fidelity Series Treasury Bill Index Fund (a) (Cost $86,864)	8,737	86,848

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,259,456)	1,333,729
NET OTHER ASSETS (LIABILITIES) - 0.0%	(532)
NET ASSETS - 100.0%	1,333,197

Legend

(a)	Affiliated Fund

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	243,319	38,286	15,498	946	(36)	1,631	267,702	26,743
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	5,290	871	271	21	(8)	(17)	5,865	761
Fidelity Series International Developed Markets Bond Index Fund	61,826	9,632	4,349	315	(7)	830	67,932	7,790
Fidelity Series Long-Term Treasury Bond Index Fund	35,991	14,858	2,234	426	(199)	(644)	47,772	8,880
Fidelity Series Sustainable Emerging Markets Fund	57,765	15,566	18,543	-	217	6,589	61,594	4,793
Fidelity Series Sustainable Investment Grade Bond Fund	523,518	85,272	43,669	6,148	(713)	1,079	565,487	58,058
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	99,751	28,128	24,894	-	1,480	13,967	118,432	8,858
Fidelity Series Sustainable U.S. Market Fund	107,142	22,389	28,338	-	(746)	11,650	112,097	7,615
Fidelity Series Treasury Bill Index Fund	58,026	39,846	10,933	886	(9)	(82)	86,848	8,737
	1,192,628	254,848	148,729	8,742	(21)	35,003	1,333,729

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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